UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 40.5%
CONSUMER DISCRETIONARY - 3.7%
Automobiles - 0.8%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	$124,736
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	9,985	(a)

Total Automobiles				134,721

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	15,975

Hotels, Restaurants & Leisure - 0.2%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,525
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	30,000	30,131	(a)

Total Hotels, Restaurants & Leisure				40,656

Media - 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	42,450
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	49,881
Comcast Corp., Notes	6.500%	1/15/15	50,000	53,752
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	10,000	10,750
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,263
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	21,900
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	19,800
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,636
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	70,000	81,123
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	9,459
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	9,346
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	10,000	8,537
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	37,437
UBM PLC, Notes	5.750%	11/3/20	20,000	20,475	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	30,000	31,800	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	10,000	9,625	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	20,000	19,931

Total Media				442,165

Specialty Retail - 0.1%
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	10,000	10,800

TOTAL CONSUMER DISCRETIONARY				644,317

CONSUMER STAPLES - 2.7%
Beverages - 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	34,529
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	22,620
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	40,000	37,077
Diageo Finance BV, Senior Notes	3.250%	1/15/15	30,000	31,058
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	28,915
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000	19,125	(a)
Heineken NV, Senior Notes	1.400%	10/1/17	10,000	9,841	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,074

Total Beverages				223,239

Food & Staples Retailing - 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	20,000	18,516

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - continued
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	43,314	$50,475

Total Food & Staples Retailing				68,991

Food Products - 0.3%
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	29,684
Mondelez International Inc., Senior Notes	5.375%	2/10/20	29,000	32,791

Total Food Products				62,475

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	20,163
Altria Group Inc., Senior Notes	2.850%	8/9/22	30,000	27,529
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	38,834
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	20,000	18,451
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	9,394
Reynolds American Inc., Senior Notes	3.250%	11/1/22	10,000	9,223

Total Tobacco				123,594

TOTAL CONSUMER STAPLES				478,299

ENERGY - 6.4%
Energy Equipment & Services - 0.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	10,000	10,525
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	20,000	20,172
CGG, Senior Notes	7.750%	5/15/17	25,000	25,781
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	30,000	29,850
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	10,000	10,670	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	10,975
Transocean Inc., Senior Notes	6.375%	12/15/21	10,000	11,134

Total Energy Equipment & Services				119,107

Oil, Gas & Consumable Fuels - 5.7%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	20,000	18,900
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	74,996
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	39,669
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	15,700
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	50,225
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	10,000	9,673
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	20,850
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	11,852
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	10,025
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	31,640
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,550
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	9,862
Denbury Resources Inc., Senior Subordinated Notes	4.625%	7/15/23	10,000	9,200
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	9,590
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	41,034
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	10,000	10,750
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	50,000	47,416
Hess Corp., Notes	8.125%	2/15/19	10,000	12,458
Hess Corp., Notes	7.875%	10/1/29	10,000	12,570
Hess Corp., Notes	7.300%	8/15/31	10,000	12,034
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	11,858
Kinder Morgan Finance Co. LLC, Senior Secured Notes	6.000%	1/15/18	60,000	65,371	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	6,000	6,345
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	10,075
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	27,773
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	19,800
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	26,528
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	20,000	18,496

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	$21,925
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	12,529
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	90,863
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	81,000	73,829
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	21,350
QEP Resources Inc., Senior Notes	5.250%	5/1/23	10,000	9,375
Range Resources Corp., Senior Notes	5.000%	8/15/22	20,000	19,450
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000	9,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,605
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	10,000	9,100	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	22,076
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	24,390
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	8,361

Total Oil, Gas & Consumable Fuels				990,743

TOTAL ENERGY				1,109,850

FINANCIALS - 13.1%
Capital Markets - 1.5%
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,015
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,312
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	30,000	29,817
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	24,193
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	66,181
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	10,809
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	56,210
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	6.155%	8/19/65	30,000	0	(b)(c)(d)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	240,000	0	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,797
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	44,050

Total Capital Markets				263,384

Commercial Banks - 3.3%
BNP Paribas SA, Senior Notes	2.375%	9/14/17	40,000	40,578
CIT Group Inc., Senior Notes	5.000%	8/1/23	20,000	19,400
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	30,977	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	50,000	53,244
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,030
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	20,000	19,224
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	60,000	61,102	(a)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	20,000	20,439
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	20,000	20,503
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	30,000	30,320
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	197,326
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,329
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	10,000	10,218
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	10,000	9,850
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	20,000	18,756
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	20,000	19,150

Total Commercial Banks				582,446

Consumer Finance - 1.5%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	50,000	56,375
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	42,550	(g)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	20,824

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - continued
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	10,000	$9,994	(a)
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	10,000	9,750	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000	9,163	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	22,873
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,000	7,850
SLM Corp., Senior Notes	3.875%	9/10/15	50,000	51,250
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	40,000	39,465

Total Consumer Finance				270,094

Diversified Financial Services - 6.1%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,645
Bank of America Corp., Senior Notes	3.300%	1/11/23	40,000	37,544
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	219,640
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	22,601
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	10,000	8,737	(f)(g)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	10,000	9,337	(f)(g)
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	20,218
Citigroup Inc., Senior Notes	6.010%	1/15/15	169,000	179,837
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	20,000	20,614
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,152
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	90,000	110,663
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	117,837	(g)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	20,850	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	77,175	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	50,000	50,121
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	53,830
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	56,851
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	40,000	36,347

Total Diversified Financial Services				1,062,999

Insurance - 0.7%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,393
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	30,000	30,487
MetLife Inc., Senior Notes	6.750%	6/1/16	30,000	34,399
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	37,252	(a)

Total Insurance				113,531

TOTAL FINANCIALS				2,292,454

HEALTH CARE - 3.0%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	21,932

Health Care Providers & Services - 1.8%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	80,000	84,731
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	10,000	10,300	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	10,000	10,325	(a)
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	62,296
Humana Inc., Senior Notes	3.150%	12/1/22	10,000	9,322
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	10,000	10,244	(a)
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	40,000	38,595
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	19,975
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,219
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,073
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	20,116
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	9,513

Total Health Care Providers & Services				309,709

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	$9,857

Pharmaceuticals - 1.0%
AbbVie Inc., Senior Notes	1.750%	11/6/17	40,000	39,711
AbbVie Inc., Senior Notes	2.900%	11/6/22	30,000	28,112
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	10,000	9,526	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	36,174
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	18,000	21,416	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	19,885
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	29,828

Total Pharmaceuticals				184,652

TOTAL HEALTH CARE				526,150

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	23,776
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,160

Total Aerospace & Defense				33,936

Airlines - 0.7%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	87,458	97,296
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	19,739	22,453

Total Airlines				119,749

Commercial Services & Supplies - 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	10,000	10,975	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	10,000	9,350	(a)
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	12,249

Total Commercial Services & Supplies				32,574

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	1.500%	11/2/17	10,000	9,869	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	70,000	65,361	(a)

Total Electrical Equipment				75,230

Industrial Conglomerates - 0.2%
General Electric Co., Senior Notes	0.850%	10/9/15	20,000	20,056
United Technologies Corp., Senior Notes	4.500%	6/1/42	10,000	9,753

Total Industrial Conglomerates				29,809

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	10,000	10,060
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	10,000	9,452

Total Machinery				19,512

TOTAL INDUSTRIALS				310,810

INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.1%
Apple Inc., Senior Notes	2.400%	5/3/23	10,000	9,071

IT Services - 0.1%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	30,000	31,725	(a)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	10,000	10,037	(a)

TOTAL INFORMATION TECHNOLOGY				50,833

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 3.9%
Chemicals - 0.2%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	10,000	$9,638	(a)
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	10,554
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,937

Total Chemicals				31,129

Containers & Packaging - 0.6%
Ball Corp., Senior Notes	5.000%	3/15/22	50,000	48,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	30,000	30,263
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	20,000	19,804

Total Containers & Packaging				98,817

Metals & Mining - 3.0%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	8,859
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	30,000	26,469
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	37,225
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	69,591
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	10,000	10,225
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	20,000	20,105
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	20,000	20,600	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	10,000	10,825	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	30,000	28,250	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	30,000	27,640
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	10,000	12,992
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	39,820
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	19,752
Southern Copper Corp., Senior Notes	5.250%	11/8/42	50,000	40,574
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	30,576
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	69,728
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	10,000	10,932	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	30,000	30,097	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	20,000	19,910	(a)

Total Metals & Mining				534,170

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	19,529

TOTAL MATERIALS				683,645

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Global Notes	5.500%	2/1/18	30,000	34,045
AT&T Inc., Global Notes	5.800%	2/15/19	40,000	46,123
AT&T Inc., Senior Notes	2.625%	12/1/22	10,000	8,981
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,450
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	15,000	16,275
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	10,000	11,069
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	10,856
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	10,000	9,575
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	40,000	42,602
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	10,000	8,885
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	100,000	107,389
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	60,000	66,825

Total Diversified Telecommunication Services				384,075

Wireless Telecommunication Services - 1.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	22,949

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - continued
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	10,000	$12,829
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	11,956
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000	192,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	10,000	8,975
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	30,638

Total Wireless Telecommunication Services				279,597

TOTAL TELECOMMUNICATION SERVICES				663,672

UTILITIES - 1.8%
Electric Utilities - 1.0%
Exelon Corp., Bonds	5.625%	6/15/35	55,000	55,325
FirstEnergy Corp., Notes	7.375%	11/15/31	75,000	75,952
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	10,000	9,736
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	20,000	18,325
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	10,000	11,159
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	12,783

Total Electric Utilities				183,280

Independent Power Producers & Energy Traders - 0.8%
AES Corp., Senior Notes	4.875%	5/15/23	40,000	37,600
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	19,000	20,283	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	10,000	10,575	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	66,701

Total Independent Power Producers & Energy Traders				135,159

TOTAL UTILITIES				318,439

TOTAL CORPORATE BONDS & NOTES (Cost - $7,124,683)				7,078,469

ASSET-BACKED SECURITIES - 4.9%
Accredited Mortgage Loan Trust, 2005-3 A1	0.420%	9/25/35	12,049	11,887	(g)
ACE Securities Corp., 2006-SL2 A	0.519%	1/25/36	166,494	17,443	(g)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.979%	8/25/32	12,260	2,487	(g)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	25,868	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	100,000	102,219	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.054%	6/25/34	20,012	13,311	(g)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.482%	12/15/33	109,547	84,392	(a)(g)
Educational Funding of the South Inc., 2011-1 A2	0.916%	4/25/35	60,000	59,869	(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.949%	3/18/29	25,000	21,779	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.584%	6/19/29	25,000	21,243	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.684%	2/20/30	25,000	21,119	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	25,000	22,457	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	25,000	22,005	(g)
GSAMP Trust, 2006-S2 A2	0.379%	1/25/36	67,175	8,273	(g)
Keycorp Student Loan Trust, 2003-A 1A2	0.526%	10/25/32	55,404	54,695	(g)
Lehman XS Trust, 2006-14N 1A1B	0.389%	9/25/46	126,971	85,741	(g)
Mid-State Trust, 6 A1	7.340%	7/1/35	10,458	11,456
Northstar Education Finance Inc., 2005-1 B	1.393%	10/30/45	100,000	65,352	(g)
Northstar Education Finance Inc., 2007-1 A6	1.443%	1/29/46	25,000	22,424	(g)
Northstar Education Finance Inc., 2007-1 A7	1.604%	1/29/46	25,000	22,424	(g)
Origen Manufactured Housing, 2006-A A2	2.493%	10/15/37	68,759	58,034	(g)
SACO I Trust, 2006-4 A1	0.519%	3/25/36	48,327	43,354	(g)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(a)(b)(c)(e)
SLM Student Loan Trust, 2005-04 A3	0.386%	1/25/27	50,000	48,832	(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,113,390)				846,664

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.0%
Banc of America Mortgage Securities, 2005-H 2A1	2.444%	9/25/35	69,638	$65,123	(g)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.293%	12/25/34	11,545	11,335	(g)
Bear Stearns Alt-A Trust, 2004-12 1A3	0.879%	1/25/35	45,152	42,339	(g)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.531%	1/15/46	20,000	21,205	(g)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	25,000	27,671	(g)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.410%	7/20/35	106,520	90,410	(g)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	10,000	10,653	(g)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.784%	8/25/35	21,555	16,298	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.391%	3/19/45	76,595	64,871	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.848%	5/15/38	9,369	1,002	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.048%	1/15/40	33,592	4,268	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.768%	10/15/41	88,334	16,886	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.868%	4/15/39	90,858	16,948	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	344,918	47,963
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.391%	4/25/20	259,187	15,387	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.824%	6/25/20	212,561	17,777	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.663%	8/25/20	96,459	7,305	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.734%	10/25/21	98,744	9,774	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.597%	12/25/21	98,510	8,875	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	1.025%	9/25/22	109,599	6,767	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.250%	5/25/18	196,913	16,273	(g)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.351%	12/25/40	66,157	7,531	(g)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.351%	1/25/41	45,678	6,413	(g)
Federal National Mortgage Association (FNMA), 2011-087 SG, IO	6.371%	4/25/40	82,803	17,692	(g)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.771%	9/25/41	75,318	10,150	(g)
Federal National Mortgage Association (FNMA), 2011-096 SA, IO	6.371%	10/25/41	61,497	9,015	(g)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	68,072	$76,735
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.421%	7/25/42	81,411	19,551	(g)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	194,981	219,962
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	100,000	110,670
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	15,380	2,443
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	40,726	6,087
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	65,875	7,493
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	54,674	6,581
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.470%	1/20/40	54,608	9,468	(g)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	58,675	7,831
Government National Mortgage Association (GNMA), 2011-H03 FA	0.686%	1/20/61	86,752	86,302	(g)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.636%	2/20/61	90,317	89,624	(g)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	269,369	40,849
GS Mortgage Securities Trust, 2013-GC13 A5	4.176%	7/10/46	10,000	10,395	(g)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.817%	10/25/35	50,509	43,681	(g)
HarborView Mortgage Loan Trust, 2004-08 2A4A	0.581%	11/19/34	82,105	67,630	(g)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.531%	1/19/35	88,560	61,075	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.545%	3/25/35	52,973	50,537	(g)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	20,000	21,967
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	40,000	44,050
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	51,062	45,857
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.425%	9/15/45	10,000	11,327	(g)
Merit Securities Corp., 11PA B2	1.679%	9/28/32	1,345	1,343	(a)(g)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	25,000	27,272	(g)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.093%	8/12/49	65,000	73,452	(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	10,000	9,495
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	10,000	9,423
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	30,000	28,711
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.825%	3/25/36	155,005	115,968	(g)
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	75,575	74,065	(g)
Structured ARM Loan Trust, 2005-19XS 1A1	0.499%	10/25/35	86,349	73,260	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.541%	8/25/35	11,376	11,010	(g)
Structured Asset Securities Corp., 2005-GEL2 A	0.459%	4/25/35	25,483	24,792	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	10,000	10,675
Wachovia Bank Commercial Mortgage Trust, 2007-C31 A5	5.500%	4/15/47	10,000	11,143

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	10,000	$11,237
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.320%	9/25/36	72,622	60,595	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA2 1A	0.853%	3/25/47	53,510	40,527	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B, IO	0.963%	7/25/47	215,803	51,008	(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.680%	4/25/36	14,494	13,393	(g)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.751%	6/15/45	196,464	19,538	(a)(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $2,616,976)				2,276,953

MORTGAGE-BACKED SECURITIES - 29.1%
FHLMC - 4.3%
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	2/1/37	7,543	7,919	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	1.955%	4/1/37	38,563	40,941	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	2.557%	5/1/37	20,562	21,709	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	2.620%	5/1/37	23,726	25,006	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	2.546%	1/1/38	28,217	30,001	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	52,458	56,827
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	88,864	96,878
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	97,175	101,457
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	10/16/28	200,000	201,219	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	63,535	68,845
Federal Home Loan Mortgage Corp. (FHLMC), Gold Pool	3.500%	5/1/43	98,185	99,825

Total FHLMC				750,627

FNMA - 17.8%
Federal National Mortgage Association (FNMA)	2.500%	10/16/28	200,000	201,188	(h)
Federal National Mortgage Association (FNMA)	3.000%	10/16/28	200,000	207,125	(h)
Federal National Mortgage Association (FNMA)	3.500%	10/16/28-10/10/43	700,000	735,109	(h)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,367	1,610
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	3,851	4,269
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	80,145	87,367
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	47,051	52,009
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	35,604	39,540
Federal National Mortgage Association (FNMA)	4.500%	9/1/41	85,925	92,050
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-6/1/43	480,582	505,027
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	283,307	277,174
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	95,250	88,770
Federal National Mortgage Association (FNMA)	3.500%	3/1/43-4/1/43	294,681	297,729
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	500,000	524,609	(h)

Total FNMA				3,113,576

GNMA - 7.0%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	16,510	18,522
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	226,616	245,194
Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	119,451	131,171
Government National Mortgage Association (GNMA)	3.500%	10/21/43	500,000	515,578	(h)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	4.000%	10/21/43	300,000		$316,875	(h)

Total GNMA					1,227,340

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $5,079,612)					5,091,543

MUNICIPAL BONDS - 0.9%
California - 0.2%
California State, GO	5.000%	9/1/23	10,000		11,676
California State, GO, Various Purpose	5.000%	9/1/25	10,000		11,327
California State, GO, Various Purpose	5.000%	4/1/42	10,000		10,229

Total California					33,232

Georgia - 0.1%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	10,000		10,631

New Jersey - 0.1%
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	10,000		10,204
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	10,000		10,169

Total New Jersey					20,373

New York - 0.2%
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	10,000		10,201
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	20,000		22,391
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	10,000		11,224

Total New York					43,816

Ohio - 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	10,000		10,426
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	10,000		10,285
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	10,000		10,104

Total Ohio					30,815

Texas - 0.1%
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	10,000		10,385

Utah - 0.1%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	10,000		10,226

TOTAL MUNICIPAL BONDS (Cost - $155,786)					159,478

SOVEREIGN BONDS - 2.5%
Canada - 0.2%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000		30,241

Mexico - 1.8%
Mexican Bonos, Bonds	6.500%	6/9/22	2,126,100	MXN	168,581
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		55,812
United Mexican States, Senior Notes	4.000%	10/2/23	100,000		99,500

Total Mexico					323,893

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Russia - 0.5%
Russian Foreign Bond - Eurobond, Senior Bonds	11.000%	7/24/18	65,000	$88,725	(a)

TOTAL SOVEREIGN BONDS (Cost - $426,926)				442,859

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.7%
U.S. Government Agencies - 2.5%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000	20,033
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000	47,427
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000	20,146
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	10,000	9,569
Federal National Mortgage Association (FNMA), Debentures	0.010%	10/9/19	50,000	42,468
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000	64,165
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000	121,380
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000	21,880
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000	53,798
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000	38,098

Total U.S. Government Agencies				438,964

U.S. Government Obligations - 7.2%
U.S. Treasury Bonds	2.750%	8/15/42	261,000	216,406
U.S. Treasury Bonds	2.750%	11/15/42	120,000	99,347
U.S. Treasury Bonds	2.875%	5/15/43	210,000	178,270
U.S. Treasury Bonds	3.625%	8/15/43	250,000	247,148
U.S. Treasury Notes	0.750%	3/31/18	210,000	205,562
U.S. Treasury Notes	1.375%	6/30/18	20,000	20,054
U.S. Treasury Notes	1.375%	7/31/18	50,000	50,092
U.S. Treasury Notes	1.500%	8/31/18	10,000	10,068
U.S. Treasury Notes	2.000%	9/30/20	10,000	9,991
U.S. Treasury Notes	2.500%	8/15/23	230,000	227,682

Total U.S. Government Obligations				1,264,620

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,712,848)				1,703,584

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	62,027	53,243
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	136,316	139,831

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $206,463)				193,074

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII (Cost - $21,024)	7.875%		825	22,663	(g)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	450	11,419

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $18,457,708)				17,826,706

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 2.0%
U.S. Government Agencies - 1.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	30,000	$30,000	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/18/13	10,000	10,000	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.084%	1/27/14	200,000	199,993	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	10,000	9,999	(i)(j)

Total U.S. Government Agencies (Cost - $249,933)				249,992

U.S. Treasury Bills - 0.6%
U.S. Treasury Bills (Cost - $99,990)	0.078%	11/14/13	100,000	99,990	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $349,923)				349,982

TOTAL INVESTMENTS - 103.9% (Cost - $18,807,631#)				18,176,688
Liabilities in Excess of Other Assets - (3.9)%				(676,238)

TOTAL NET ASSETS - 100.0%				$17,500,450

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of September 30, 2013.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$7,078,469	$0	*	$7,078,469
Asset-backed securities	—	846,664	—		846,664
Collateralized mortgage obligations	—	2,276,953	—		2,276,953
Mortgage-backed securities	—	5,091,543	—		5,091,543
Municipal bonds	—	159,478	—		159,478
Sovereign bonds	—	442,859	—		442,859
U.S. government & agency obligations	—	1,703,584	—		1,703,584
U.S. treasury inflation protected securities	—	193,074	—		193,074
Preferred stocks	$22,663	—	—		22,663
Warrants	—	11,419	—		11,419

Total long-term investments	$22,663	$17,804,043	$0	*	$17,826,706

Short-term investments†	99,990	249,992	—		349,982

Total investments	$122,653	$18,054,035	$0	*	$18,176,688

Other financial instruments:
Futures contracts	$21,804	—	—		$21,804
Forward foreign currency contracts	—	$6,720	—		6,720

Total other financial instruments	$21,804	$6,720	$—		$28,524

Total	$144,457	$18,060,755	$0	*	$18,205,212

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$22,658	—	—		$22,658
Forward foreign currency contracts	—	$14,442	—		14,442

Total	$22,658	$14,442	$—		$37,100

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement,

Notes to Schedule of Investments (unaudited) (continued)

the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(i) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2013, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $14,442. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$578,268
Gross unrealized depreciation	(1,209,211)

Net unrealized depreciation	$(630,943)

At September 30, 2013, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	15	12/13	$1,798,533	$1,815,703	$17,170
U.S. Treasury 30-Year Bonds	2	12/13	262,116	266,750	4,634

					21,804

Contracts to Sell:
U.S. Treasury 2-Year Notes	5	12/13	1,098,312	1,101,328	(3,016)
U.S. Treasury 10-Year Notes	10	12/13	1,244,264	1,263,906	(19,642)

					(22,658)

Net unrealized loss on open futures contracts					$(854)

During the period ended September 30, 2013, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	220,050	$22,386
Options closed	(34)	(13,338)
Options exercised	(220,007)	(5,921)
Options expired	(9)	(3,127)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund held TBA securities with a total cost of $2,644,904.

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$190,171	10/25/13	$1,034
Philippine Peso	UBS AG	4,500,000	103,382	10/31/13	(458)
Japanese Yen	UBS AG	5,480,000	55,764	11/15/13	36

					612

Contracts to Sell:
Philippine Peso	UBS AG	4,500,000	103,382	10/31/13	(360)
Australian Dollar	JPMorgan Chase Bank	100,000	93,022	11/15/13	(1,425)
Canadian Dollar	Morgan Stanley & Co.	196,000	190,071	11/15/13	(2,430)
Euro	UBS AG	405,756	548,990	11/15/13	(9,769)
Japanese Yen	Morgan Stanley & Co.	39,926,000	406,285	11/15/13	5,650

					(8,334)

Net unrealized loss on open forward foreign currency contracts					$(7,722)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$21,804	$(22,658)	—	—	$(854)
Foreign Exchange Risk	—	—	$6,720	$(14,442)	(7,722)

Total	$21,804	$(22,658)	$6,720	$(14,442)	$(8,576)

During the period ended September 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$1,542
Written options†	2,568
Futures contracts (to buy)	2,067,424
Futures contracts (to sell)	3,005,101
Forward foreign currency contracts (to buy)	441,315
Forward foreign currency contracts (to sell)	1,420,064

Average notional balance
Interest rate swap contracts†	$294,000
Credit default swap contracts (to buy protection)†	112,708
Credit default swap contracts (to sell protection)†	112,197

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013